                                                                    Series A
                                                                    --------


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                             FINANCING AGREEMENT



                         Dated as of October 1, 1995



                                By and Between





                             CLARK COUNTY, NEVADA



                                     and



                             NEVADA POWER COMPANY





                                  RELATING TO
                     INDUSTRIAL DEVELOPMENT REVENUE BONDS
                        (NEVADA POWER COMPANY PROJECT)
                                 SERIES 1995A



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     The amounts  payable  to the Issuer (except for amounts payable to, and certain rights and privileges of, the Issuer under Sections 3.1, 4.2(e), 4.2(g), 5.3 and 6.4 hereof and any rights of the Issuer to receive any notices, certificates, requests, requisitions or communications hereunder) and certain other rights of the Issuer under this Financing Agreement have been pledged and assigned under the Indenture of Trust dated as of October 1, 1995, between the Issuer and United States Trust Company of New York, as Trustee.

                              FINANCING AGREEMENT

                               TABLE OF CONTENTS

            (This Table of Contents is not a part of this Agreement
                   and is only for convenience of reference)

SECTION                                HEADING                          PAGE

ARTICLE I       DEFINITIONS .............................................  1


ARTICLE II      REPRESENTATIONS .........................................  6

   Section 2.1.   Representations and Covenants by the Issuer ...........  6
   Section 2.2.   Representations by the Company ........................  6


ARTICLE III     COMPLETION OF THE PROJECT; ISSUANCE OF THE BONDS ........  7

   Section 3.1.   Agreement to Complete the Acquisition, Construction
                  and Equipping of the Project ..........................  7
   Section 3.2.   Agreement to Issue Bonds; Application of Bond Proceeds   8
   Section 3.3.   Disbursements from the Construction Fund ..............  8
   Section 3.4.   Establishment of Completion Date ......................  9
   Section 3.5.   Investment of Moneys in the Bond Fund and Construction
                  Fund .................................................. 11
   Section 3.6.   Tax Exempt Status of Bonds ............................ 12


Article IV      LOAN AND PROVISIONS FOR REPAYMENT ....................... 12

   Section 4.1.   Loan of Bond Proceeds ................................. 12
   Section 4.2.   Loan Repayments and Other Amounts Payable ............. 12
   Section 4.3.   No Defense or Set-Off ................................. 15
   Section 4.4.   Payments Pledged and Assigned ......................... 15
   Section 4.5.   Letter of Credit and Alternate Credit Facility ........ 15
   Section 4.6.   Payment of the Bonds and Other Amounts ................ 16


Article V       SPECIAL COVENANTS AND AGREEMENTS ........................ 17
   Section 5.1.   Company to Maintain Its Corporate Existence;
                  Conditions under Which Exceptions Permitted ........... 17
   Section 5.2.   Annual Statement ...................................... 17
   Section 5.3.   Maintenance and Repair; Insurance; Taxes; Etc ......... 17
   Section 5.4.   Recordation and Other Instruments ..................... 18
   Section 5.5.   No Warranty by the Issuer ............................. 18
   Section 5.6.   Agreement as to Ownership and Use of the Project ...... 18
   Section 5.7.   Company to Furnish Notice of Adjustments of
                  Interest Rate Periods ................................. 18


                                     -i-
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   Section 5.8.   Information Reporting, Etc. ........................... 18
   Section 5.9.   Limited Liability of Issuer ........................... 18
   Section 5.10.  Inspection of Project ................................. 19
   Section 5.11.  Purchases of Bonds by Company or Issuer Prohibited;
                  Exceptions ............................................ 19


ARTICLE VI     EVENTS OF DEFAULT AND REMEDIES ........................... 19

   Section 6.1.   Events of Default Defined ............................. 19
   Section 6.2.   Remedies on Default ................................... 21
   Section 6.3.   No Remedy Exclusive ................................... 22
   Section 6.4.   Agreement to Pay Fees and Expenses of Counsel ......... 22
   Section 6.5.   No Additional Waiver Implied by One Waiver;
                  Consents to Waivers ................................... 22

ARTICLE VII    OPTIONS AND OBLIGATIONS OF COMPANY; PREPAYMENTS;
               REDEMPTION OF BONDS ...................................... 23

   Section 7.1.   Option to Prepay ...................................... 23
   Section 7.2.   Obligation to Prepay .................................. 23
   Section 7.3.   Notice of Prepayment .................................. 24

ARTICLE VIII   MISCELLANEOUS ............................................ 24
   Section 8.1.   Notices ............................................... 24
   Section 8.2.   Assignments ........................................... 25
   Section 8.3.   Severability .......................................... 25
   Section 8.4.   Execution of Counterparts ............................. 25
   Section 8.5.   Amounts Remaining in Bond Fund ........................ 25
   Section 8.6.   Amendments, Changes and Modifications ................. 25
   Section 8.7.   Governing Law ......................................... 25
   Section 8.8.   Authorized Issuer and Company Representatives ......... 26
   Section 8.9.   Term of the Agreement ................................. 26
   Section 8.10.  Cancellation at Expiration of Term .................... 26
   Section 8.11.  References to Bank and Provider ....................... 26

Signatures .............................................................. 27

EXHIBIT A - Description of the Project

                                                                    Series A
                                                                    --------
     THIS FINANCING AGREEMENT made and entered into as of October 1, 1995, by and between CLARK COUNTY, NEVADA, a political subdivision of the State of Nevada, party of the first part (hereinafter referred to as the "Issuer"), and NEVADA POWER COMPANY, a corporation duly organized and existing under the laws of the State of Nevada, party of the second part (hereinafter referred to as the "Company"),

                                 WITNESSETH:

     In consideration of the respective representations and agreements hereinafter contained, the parties hereto agree as follows (provided, that in the performance of the agreements of the Issuer herein contained, any obligation it may thereby incur shall not constitute or give rise to a pecuniary liability or a charge upon its general credit or against its taxing powers but shall be payable solely out of the Revenues (as hereinafter defined) derived from this Financing Agreement and the Bonds, as hereinafter defined):

                                  ARTICLE I

                                 DEFINITIONS

     The following terms shall have the meanings specified in this Article unless the context clearly requires otherwise. The singular shall include the plural and the masculine shall include the feminine.

     "Act" means the County Economic Development Revenue Bond Law, as amended, contained in Sections 244A.669 to 244A.763, inclusive, of the Nevada Revised Statutes.

     "Act of Bankruptcy" means the filing of a petition in bankruptcy by or against the Company or the Issuer under the Bankruptcy Code.

     "Administrative Expenses" means the reasonable and necessary expenses (including the reasonable value of employee services and fees of Counsel) incurred by the Issuer in connection with the Bonds, this Agreement, the Indenture and any transaction or event contemplated by this Agreement or the Indenture.

     "Agreement" means this Financing Agreement by and between the Issuer and the Company, as from time to time amended and supplemented.

     "Alternate Credit Facility" means any credit facility, including any instruments accompanying or relating to such Alternate Credit Facility delivered to the Trustee in connection therewith, provided in accordance with Section 4.5 of this Agreement.

     "Authorized Company Representative" means any person who, at the time, shall have been designated to act on behalf of the Company by a written certificate furnished to the Issuer, the Remarketing Agent and the Trustee containing the specimen signature of such person and signed on behalf of the Company by any officer of the Company. Such certificate may designate an alternate or alternates.

     "Authorized Issuer Representative" means any person at the time designated to act on behalf of the Issuer by a written certificate furnished to the Company and the Trustee containing the specimen signature of such person and signed on behalf of the Issuer by its Chair. Such certificate may designate an alternate or alternates.

     "Bank" means Barclays Bank PLC, acting through its New York Branch, in its capacity as issuer of the Letter of Credit, its successors in such capacity, and its assigns. If an Alternate Credit Facility in the form of a letter of credit has been issued and delivered in accordance with Section
4.5 of this Agreement, "Bank" shall mean the Provider of such Alternate Credit Facility, if in the form of a letter of credit, in its capacity as issuer of such Alternate Credit Facility, its successors in such capacity, and its assigns.

     "Bank Agent" means Barclays Bank PLC, acting through its New York Branch, in its capacity as agent for the Bank Group, and its successors in such capacity; provided, however, if there is no party acting as agent under the Reimbursement Agreement, "Bank Agent" shall mean the Bank.

     "Bank Group" means the banks party to the Reimbursement Agreement, including the Bank.

     "Bankruptcy Code" means the United States Bankruptcy Reform Act of 1978, as amended from time to time, or any substitute or replacement legislation.

     "Bond" or "Bonds" means any one or more of the bonds authorized, authenticated and delivered under the Indenture.

     "Bond Counsel" means the Counsel who renders the opinion as to the tax-exempt status of interest on the Bonds or other nationally recognized municipal bond counsel mutually acceptable to the Issuer, the Trustee, the Bank and the Company.

     "Bond Fund" means the fund created by Section 6.02 of the Indenture.

     "Business Day" means a day on which banks located in the city in which the Principal Office of the Trustee is located and in the city or cities in which any office at which any action must be instituted or taken in order to realize upon the Letter of Credit or an Alternate Credit Facility then in effect is or are located, are not required or authorized to remain closed and on which the New York Stock Exchange is not closed.

     "Code" means the United States Internal Revenue Code of 1986, as amended, and regulations promulgated or proposed thereunder.

     "Company" means  Nevada  Power  Company,  a Nevada corporation, and its
successors   and  assigns  and  any  surviving,  resulting   or   transferee
corporation as permitted in Section 5.1 hereof.

     "Completion Date" means the date of completion of the acquisition and construction of the Project as that date shall be certified as provided in
Section 3.4 hereof.

     "Construction Fund" means the fund created by Section 6.07 of the Indenture.

     "Construction Period" means the period between the beginning of construction and equipping of the Project or the date on which the Bonds are first delivered to the purchasers thereof, whichever is earlier, and the Completion Date.

     "Cost" or "Cost of the Project" means the items authorized to be paid from the Construction Fund pursuant to the provisions of paragraphs (a) to
(j), inclusive, of Section 3.3 hereof.

     "Counsel" means an attorney at law or a firm of attorneys (who may be an employee of or counsel to the Issuer or the Company or the Trustee) duly admitted to the practice of law before the highest court of any state of the United States of America or of the District of Columbia.

     "Exempt Facilities" means facilities for the local furnishing of electric energy within the meaning of Section 142(a)(8) of the Code.

     "Extraordinary Services" and "Extraordinary Expenses" means all services rendered and all expenses (including fees of Counsel) incurred under the Indenture and the Tax Agreement other than Ordinary Services and Ordinary Expenses.

     "First Mortgage Indenture" means that certain Indenture of Mortgage and Deed of Trust, dated as of October 1, 1953, from Southern Nevada Power Co. (now Nevada Power Company) to Bankers Trust Company (successor to First Interstate Bank of Nevada, N.A., formerly First National Bank of Nevada, Reno, Nevada), as trustee, as supplemented, modified or amended from time to time or at any time by supplemental indentures.

     "Force Majeure" means acts of God, strikes, lockouts or other industrial disturbances; acts of public enemies; orders or restraints of any kind of the governments of the United States or of the State, or any of their departments, agencies or officials, or any civil or military authority; insurrections; riots; landslides; lightning; earthquakes; fires; tornadoes; volcanoes; storms; droughts; floods; explosions, breakage, or malfunction or accident to machinery, transmission lines, pipes or canals, even if resulting from negligence; civil disturbances; or any other cause not reasonably within the control of the Company.

     "Governing Body" means the Board of County Commissioners of the Issuer.

     "Hereof," "herein," "hereunder" and other words of similar import refer to this Agreement as a whole.

     "Indenture" means the Indenture of Trust relating to this Agreement between the Issuer and United States Trust Company of New York, as Trustee, of even date herewith, pursuant to which the Bonds are authorized to be issued, including any indentures supplemental thereto or amendatory thereof.

     "Insider" shall have the meaning set forth in the Bankruptcy Code.

     "Issuer" means Clark County, Nevada, and any successor body to the duties or functions of the Issuer.

     "Letter of Credit" means the irrevocable direct-pay Letter of Credit issued by the Bank to the Trustee, including any extensions thereof, contemporaneously with the issuance of the Bonds, provided that upon the issuance and delivery of an Alternate Credit Facility in the form of a letter of credit in accordance with Section 4.5 of this Agreement, "Letter of Credit" shall mean such Alternate Credit Facility, if in the form of a letter of credit, instead of the letter of credit for which such Alternate Credit Facility has been substituted.

     "Moody's" means Moody's Investors Service, Inc. a corporation organized and existing under the laws of the State of Delaware, its successors and their assigns, and, if such corporation shall be dissolved or liquidated or shall no longer perform the functions of a securities rating agency, "Moody's" shall be deemed to refer to any other nationally recognized securities rating agency designated by the Company and acceptable to the Bank Agent, with notice to the Trustee.

     "Ordinary Services" and "Ordinary Expenses" means those services normally rendered and those expenses, including fees of Counsel, normally incurred by a trustee or paying agent under instruments similar to the Indenture and the Tax Agreement.

     "Original Purchaser" means Goldman, Sachs & Co., Lehman Brothers, Inc., M.R. Beal & Company and Artemis Capital Group, Inc.

     "Owner" or "owner of Bonds" means the Person or Persons in whose name or names a Bond shall be registered on books of the Issuer kept by the Registrar for that purpose in accordance with the terms of the Indenture.

     "Person" means natural persons, firms, partnerships, associations, corporations, trusts and public bodies.

     "Project"  means  the  facilities  described   in  Exhibit  A  to  this
Agreement, as it may be amended and supplemented from time to time.

     "Project Certificate" means the Company's Project Certificate, delivered concurrently with the issuance of the Bonds, with respect to certain facts which are within the knowledge of the Company and certain reasonable assumptions of the Company, to enable Chapman and Cutler, as Bond Counsel, to determine that interest on the Bonds is not includable in the gross income of the Owners of the Bonds for federal income taxes purposes.

     "Rebate Fund" means the Rebate Fund, if any, created and established pursuant to the Tax Agreement and Section 6.21 of the Indenture.

     "Reimbursement Agreement" means the Letter of Credit and Reimbursement Agreement, dated as of October 1, 1995, among the Company, the Bank Agent, the Bank and the Bank Group, pursuant to which the initial Letter of Credit is issued, and any subsequent reimbursement agreement between the Company and a Bank pursuant to which a subsequent Letter of Credit is issued by the Bank and delivered to the Trustee, and in each case any and all modifications, amendments and supplements thereto.

     "Remarketing Agent" means the remarketing agent appointed in accordance with Section 4.11 of the Indenture and any permitted successor thereto.

     "Revenues" means the amounts pledged under the Indenture to the payment of principal of, premium, if any, and interest on the Bonds, consisting of the following: (i) all amounts payable from time to time by the Company under Section 4.2(a) of this Agreement, and all receipts of the Trustee credited under the provisions of the Indenture against said amounts payable, including all moneys drawn by the Trustee under the Letter of Credit to pay the principal of and premium, if any, and interest on the Bonds and all amounts realized by the Trustee from any Alternate Credit Facility to pay the principal of and premium, if any, and interest on the Bonds, all of which amounts are to be deposited in the Bond Fund, (ii) any portion of the net proceeds of the Bonds deposited with the Trustee in the Bond Fund under
Section 6.03 of the Indenture and (iii) any amounts paid into the Bond Fund from the Construction Fund, including income on investments.

     "S&P" means Standard & Poor's, a division of The McGraw-Hill Companies, Inc., a corporation organized and existing under the laws of the State of New York, its successors and their assigns, and, if such division or corporation shall be dissolved or liquidated or shall no longer perform the functions of a securities rating agency, "S&P" shall be deemed to refer to any other nationally recognized securities rating agency designated by the Company and acceptable to the Bank Agent, with notice to the Trustee.

     "State" means the State of Nevada.

     "Tax Agreement" means the Tax Exemption Certificate and Agreement with respect to the Bonds, dated the date of the delivery of the Bonds, among the Company, the Issuer and the Trustee, as from time to time amended and supplemented.

     "Trust Estate" means the property conveyed to the Trustee pursuant to the Granting Clauses of the Indenture.

     "Trustee" means United States Trust Company of New York, as trustee under the Indenture and any successor trustee appointed pursuant to Section
10.06 or 10.09 of the Indenture at the time serving as successor Trustee thereunder, and any separate or co-trustee serving as such thereunder.

     All other terms used herein which are defined in the Indenture shall have the same meanings assigned them in the Indenture unless the context otherwise requires.

                                 ARTICLE II

                              REPRESENTATIONS

     SECTION 2.1. REPRESENTATIONS AND COVENANTS BY THE ISSUER. The Issuer makes the following representations and covenants as the basis for the undertakings on its part herein contained:

          (a) The Issuer is a duly organized and existing political subdivision of the State. Under the provisions of the Act, the Issuer is authorized to enter into the transactions contemplated by this Agreement, the Indenture and the Tax Agreement and to carry out its obligations hereunder and thereunder. The Issuer has duly authorized the execution and delivery of this Agreement, the Indenture and the Tax Agreement.

          (b) The Bonds are to be issued under and secured by the Indenture, pursuant to which certain of the Issuer's interests in this Agreement and the Revenues derived by the Issuer pursuant to this Agreement will be pledged and assigned as security for payment of the principal of, premium, if any, and interest on, the Bonds.

          (c) The Governing Body of the Issuer has found that the issuance of the Bonds will further the public purposes of the Act.

          (d) The Issuer has not assigned and will not assign any of its interests in this Agreement other than pursuant to the Indenture.

          (e) No member of the Governing Body of the Issuer, nor any other officer of the Issuer, has any interest, financial, employment or other, in the Company or in the transactions contemplated hereby.

     SECTION 2.2. REPRESENTATIONS BY THE COMPANY. The Company makes the following representations as the basis for the undertakings on its part herein contained:

          (a) The Company is a corporation duly incorporated under the laws of the State and is in good standing in the State, is qualified to do business as a foreign corporation in all other states and jurisdictions wherein the nature of the business transacted by the Company or the nature of the property owned or leased by it makes such licensing or qualification necessary, has power to enter into and by proper corporate action has been duly authorized to execute and deliver this Agreement and the Tax Agreement.

          (b) Neither the execution and delivery of this Agreement or the Tax Agreement, the consummation of the transactions contemplated hereby and thereby, nor the fulfillment of or compliance with the terms and conditions of this Agreement and the Tax Agreement, conflicts with or results in a breach of any of the terms, conditions or provisions of any corporate restriction or any agreement or instrument to which the Company is now a party or by which it is bound, or constitutes a default under any of the foregoing, or results in the creation or imposition of any lien, charge or encumbrance whatsoever upon any of the property or assets of the Company under the terms of any instrument or agreement other than the Indenture.

          (c) The statements, information and descriptions contained in the Project Certificate and the Tax Agreement, as of the date hereof and at the time of the delivery of the Bonds to the Original Purchaser, are and will be true, correct and complete, do not and will not contain any untrue statement or misleading statement of a material fact, and do not and will not omit to state a material fact required to be stated therein or necessary to make the statements, information and descriptions contained therein, in the light of the circumstances under which they were made, not misleading, and the estimates and the assumptions contained in the Project Certificate and the Tax Agreement, as of the date hereof and as of the date of issuance and delivery of the Bonds, are and will be reasonable and based on the best information available to the Company.

                                 ARTICLE III
               COMPLETION OF THE PROJECT; ISSUANCE OF THE BONDS

     SECTION 3.1. AGREEMENT TO COMPLETE THE ACQUISITION, CONSTRUCTION AND EQUIPPING OF THE PROJECT. The Company agrees that it will complete or cause to be completed the acquisition, construction and equipping of the Project with such reasonable dispatch as it shall deem prudent in the conduct of its affairs, and that the Project, while operated by the Company, as herein provided, will at all times be a "project" within the meaning of the Act and be Exempt Facilities.

     Exhibit A hereto may be amended or supplemented by the Company from time to time, to add to or remove from the Project any item or interest therein or to change the nature of all or any part of the facilities constituting the Project, provided that there shall be delivered by the Company to the Issuer and the Trustee in connection with any such amendment or supplement:

          (i) a certificate of the Authorized Company Representative describing the proposed changes and stating that they will not have the effect of disqualifying the Project as a "project" within the meaning of the Act or as Exempt Facilities;

          (ii) a copy of the amendment or supplement to Exhibit A hereto and such other documents, certificates and showings as may be required by Counsel rendering the opinion in clause (iii) of this paragraph; and

          (iii) an opinion of Bond Counsel to the effect that such amendment complies with the requirements of this Section 3.1 and is in proper form for execution and delivery by the Issuer and that the exemption from federal income taxes of interest on the Bonds is not adversely affected by reason of such amendment and the changes in the Project contemplated thereby.

     SECTION 3.2. AGREEMENT TO ISSUE BONDS; APPLICATION OF BOND PROCEEDS. In order to provide funds to lend to the Company to finance the Cost of the Project as provided in Section 4.1 hereof, the Issuer agrees that it will issue under the Indenture, sell and cause to be delivered to the Original Purchaser thereof, its Bonds in the aggregate principal amount of $76,750,000, bearing interest and maturing as set forth in the Indenture. The Issuer will thereupon deposit the proceeds received from the sale of the Bonds as follows: (1) in the Bond Fund, a sum equal to any accrued interest paid by the Original Purchaser of the Bonds; and (2) in the Construction Fund, the balance of the proceeds (net of underwriting discount) from the sale of the Bonds.

     SECTION 3.3. DISBURSEMENTS FROM THE CONSTRUCTION FUND. The Issuer will in the Indenture authorize and direct the Trustee to disburse the moneys in the Construction Fund to or on behalf of the Company, upon compliance with Section 6.07 of the Indenture, for the following purposes (but, subject to the provisions of Section 3.5 hereof, for no other purpose):

          (a) Payment to the Company of such amounts, if any, as shall be necessary to reimburse the Company in full for all advances and payments made by it at any time prior to or after the delivery of the Bonds for expenditures in connection with the preparation of plans and specifications for the Project (including any preliminary study or planning of the Project or any aspect thereof) and the acquisition, construction and equipping of the Project.

          (b) Payment of the initial or acceptance fees, if any, of the Trustee, the Application Fee, the Closing Fee and the Administrative Expenses of the Issuer, bond insurance premium, legal and accounting fees and expenses and printing and engraving costs incurred in connection with the authorization, sale and issuance of the Bonds and the preparation of this Agreement, the Indenture, the Tax Agreement, the Bonds and all other documents in connection with the authorization, sale and issuance of the Bonds.

          (c) Payment for labor, services, materials and supplies used or furnished in site improvement and in the construction and equipping of the Project and miscellaneous expenditures incidental to any of the foregoing items.

          (d) Payment of the fees, if any, for architectural, engineering, legal, underwriting and supervisory services with respect to the Project.

          (e)  Payment of the premiums on all insurance required to be taken
     out   and  maintained   in  connection  with  the  Project  during  the
     Construction Period.

          (f) Payment of the taxes, assessments and other charges, if any, that may become payable during the Construction Period with respect to the Project.

          (g) Payment of expenses incurred in seeking to enforce any remedy against any contractor or subcontractor or any other third party in respect of any default under a contract relating to the Project.

          (h) Interest on the Bonds and Letter of Credit fees during the construction of the Project, but only to the extent provided by the Project Certificate.

          (i)  Payment of  interest  on the Bonds during the construction of
     the   Project,  but  only  to  the  extent  provided  by  the   Project
     Certificate.

          (j) Payment of any other costs which constitute a part of the Cost of the Project in accordance with generally accepted applicable accounting principles, which are permitted by the Act and which will not adversely affect the exemption from federal income taxes of interest on any of the Bonds.

     The Company covenants and agrees that it will not take any action or authorize or permit, to the extent such action is within its control, any action to be taken which would cause the interest on the Bonds to become includable in the federal gross income of the Owners of the Bonds, provided that the Company shall not have violated this covenant if the interest on any of the Bonds becomes includable in the federal gross income of an Owner or a beneficial owner who is a "substantial user" of the Project or a "related person" within the meaning of Section 147(a) of the Code. The Company further covenants and agrees to comply with all of the requirements and restrictions of the Project Certificate.

     SECTION 3.4. ESTABLISHMENT OF COMPLETION DATE. Except as provided in the next succeeding paragraph, as soon as practicable after the completion of the acquisition and construction of the Project, and in any event not more than 90 days thereafter, the Company shall furnish to the Trustee a certificate signed by the Authorized Company Representative stating (i) that the acquisition and construction of the Project has been completed, (ii) the Completion Date, (iii) the Cost of the Project, (iv) the portion of the Cost of the Project which has then been paid, and (v) the portion of the Cost of the Project which has not yet been paid. A copy of such certificate shall be furnished to the Issuer. Such certificate may state that it is given without prejudice to any rights against third parties which exist at the date of such certificate or which may subsequently come into being.

     It is anticipated by the Issuer and the Company that all moneys deposited in the Construction Fund, including income from the investment thereof, will be disbursed to pay part of the Cost of the Project prior to the delivery of such certificate, and the Issuer will provide in the Indenture that in such event the Construction Fund will automatically terminate and the filing of a certificate pursuant to the provisions of the next preceding paragraph need not be made. However, if any moneys should remain in the Construction Fund at the time such certificate is required to be delivered to the Trustee pursuant to the provisions of the next preceding paragraph, such moneys may be used, at the direction of the Authorized Company Representative, to the extent indicated, for one or more of the following purposes:

          (1) for the payment, in accordance with the provisions of this Agreement and the Project Certificate, of any Cost of the Project not then paid, as specified in the above-mentioned certificate; or

          (2) for transfer to the Bond Fund, but only if, and to the extent that, the Trustee and the Issuer have been furnished with an opinion of Bond Counsel to the effect that such transfer is lawful under applicable law and does not adversely affect the exemption from federal income taxes of interest on any of the Bonds.

     Any moneys (including investment proceeds) remaining in the Construction Fund on the date of the aforesaid certificate and not set aside for the payment of the Cost of the Project as specified in (1) above or transferred to the Bond Fund pursuant to (2) above shall on such date be placed by the Trustee in a separate escrow account and used to pay all or part of the redemption price of Bonds at the redemption date or dates selected by the Company (or to reimburse the Bank Group for the payment of such redemption price with a drawing under the Letter of Credit); provided that, until so used such moneys may also be used, at the direction of the Company, for one or more of the following purposes:

               (a) to pay all or part of the price of purchasing Bonds on tender, in the open market or at private sale, on or before such date or dates, for the purpose of cancellation;

               (b) to pay all or part of the principal of and interest on the Bonds coming due on or before such date or dates;

               (c) for the payment of the costs of any additional Exempt Facilities;

               (d)  for transfer to the Rebate Fund; or

               (e)  for any other purpose;

provided that, no moneys on deposit in such escrow account may be used for any of the purposes specified in this paragraph (including the redemption of Bonds) unless and until the Trustee and the Issuer have been furnished with an opinion of Bond Counsel to the effect that such use is lawful under applicable law and does not adversely affect the exemption from federal income taxes of interest on any of the Bonds; and provided further that, until used for one or more of the foregoing purposes, moneys on deposit in such escrow account may  be invested in investments authorized by the first paragraph of Section
3.5 of this Agreement pursuant to the written direction, or the oral direction promptly confirmed in writing, of an Authorized Company Representative, but may not be invested to produce a yield on such moneys (computed from the Completion Date and taking into account any investment of moneys during the period from the Completion Date until such moneys were deposited in such escrow account) greater than the yield on the Bonds, all as such terms are used in and determined in accordance with Section 148(a) of the Code.

     SECTION 3.5. INVESTMENT OF MONEYS IN THE BOND FUND AND CONSTRUCTION FUND. Except as otherwise herein provided, any moneys held as a part of the Bond Fund or the Construction Fund shall be invested or reinvested by the Trustee at the written direction, or the oral direction promptly confirmed in writing, of an Authorized Company Representative as to specific investments, to the extent permitted by law, in:

          (a)  bonds or  other  obligations of the United States of America;

          (b) bonds or other obligations, the payment of the principal of and interest on which is unconditionally guaranteed by the United States of America;

          (c) obligations issued or guaranteed as to principal and interest by any agency or person controlled or supervised by and acting as an instrumentality of the United States of America pursuant to authority granted by the Congress of the United States of America;

          (d) obligations issued or guaranteed by any state of the United States of America, or any political subdivision of any such state, or in funds consisting of such obligations to the extent described in Treasury Regulation 1.148-8(e)(3)(iii);

          (e)  prime commercial paper;

          (f)  prime finance company paper;

          (g) bankers' acceptances drawn on and accepted by commercial banks;

          (h) repurchase agreements fully secured by obligations issued or guaranteed as to principal and interest by the United States of America or by any person controlled or supervised by and acting as an instrumentality of the United States of America pursuant to authority granted by the Congress of the United States of America;

          (i) certificates of deposit issued by commercial banks, including banks domiciled outside of the United States of America; and

          (j) units of taxable government money market portfolios composed of obligations guaranteed as to principal and interest by the United States of America or repurchase agreements fully collateralized by such obligations.

     The investments so purchased shall be held by the Trustee and shall be deemed at all times a part of the Bond Fund or Construction Fund, as the case may be, and the interest accruing thereon and any profit realized therefrom shall be credited to such fund, subject to the provisions of the Tax Agreement. The Company agrees that to the extent any moneys in the Bond Fund represent moneys realized under the Letter of Credit or any Alternate Credit Facility or moneys held for the payment of Bonds pursuant to Sections
6.12 and 6.18 of the Indenture or moneys held for the payment of the purchase price of Bonds pursuant to Article IV of the Indenture, such moneys shall not be invested. In addition, the Company agrees that to the extent that any moneys in the Bond Fund represent moneys to be used to pay the premium portion of the redemption price of Bonds pursuant to Section 3.01(A)(3) of the Indenture, such moneys shall be invested only in Governmental Obligations maturing on or before the applicable redemption date or dates.

     SECTION 3.6. TAX EXEMPT STATUS OF BONDS. The Company covenants and agrees that it has not taken or permitted and will not take or permit any action which results in interest paid on the Bonds being included in gross income of the holders or beneficial owners of the Bonds for purposes of federal income taxation (other than a holder or beneficial owner who is a "substantial user" of the Project or a "related person" within the meaning of Section 147(a) of the Code). The Company covenants that none of the proceeds of the Bonds or the payments to be made under this Agreement, or any other funds which may be deemed to be proceeds of the Bonds pursuant to
Section 148(a) of the Code, will be invested or used in such a way, and that no actions will be taken or not taken, as to cause the Bonds to be treated as "arbitrage bonds" within the meaning of Section 148(a) of the Code. Without limiting the generality of the foregoing, the Company covenants and agrees that it will comply with the provisions of the Tax Agreement and the Project Certificate.

                                 ARTICLE IV

                      LOAN AND PROVISIONS FOR REPAYMENT

     SECTION 4.1. LOAN OF BOND PROCEEDS. (a) The Issuer agrees, upon the terms and conditions in this Agreement, to lend to the Company the proceeds (exclusive of accrued interest, if any) received by the Issuer from the sale of the Bonds in order to pay the Cost of the Project and the Company agrees to apply the gross proceeds of such loan to pay the Cost of the Project or as otherwise permitted in Section 3.4 hereof.

     (b) The Issuer and the Company expressly reserve the right to enter into, to the extent permitted by law, an agreement or agreements other than this Agreement, with respect to the issuance by the Issuer, under an indenture or indentures other than the Indenture, of obligations to provide additional funds to pay the Cost of the Project or to refund all or any principal amount of the Bonds, or any combination thereof.

     SECTION 4.2. LOAN REPAYMENTS AND OTHER AMOUNTS PAYABLE. (a) On each date provided in or pursuant to the Indenture for the payment (whether at maturity or upon redemption or acceleration) of principal of, and premium, if any, and interest on, the Bonds, until the principal of, and premium, if any, and interest on, the Bonds shall have been fully paid or provision for the payment thereof shall have been made in accordance with the Indenture, the Company shall pay to the Trustee in immediately available funds, for deposit in the Bond Fund, as a repayment installment of the loan of the proceeds of the Bonds pursuant to
Section 4.1(a) hereof, a sum equal to the amount payable on such date (whether at maturity or upon redemption or acceleration) as principal of, and premium, if any, and interest on, the Bonds as provided in the Indenture; provided, however, that the obligation of the Company to make any such payment shall be deemed to be satisfied and discharged to the extent of the corresponding payment realized by the Trustee under the Letter of Credit or any Alternate Credit Facility; and provided further, that the obligation of the Company to make any such repayment installment shall be reduced by the amount of any moneys then on deposit in the Bond Fund and available for such payment.

     (b) The Company shall pay to the Trustee amounts equal to the amounts to be paid by the Trustee for the purchase of Bonds pursuant to Article IV of the Indenture. Such amounts shall be paid by the Company to the Trustee in immediately available funds on the date such payments pursuant to Section
4.05 of the Indenture are to be made; provided, however, that the obligation of the Company to make any such payment shall be deemed to be satisfied and discharged to the extent of the corresponding payment realized by the Trustee under the Letter of Credit or under any Alternate Credit Facility or to the extent moneys are available from the sources described in clauses (i) and (ii) of Section 4.05(a) of the Indenture.

     (c) The Company agrees to pay to the Trustee (i) the fees of the Trustee for the Ordinary Services rendered by it and an amount equal to the Ordinary Expenses incurred by it under the Indenture and the Tax Agreement, as and when the same become due, and (ii) the reasonable fees, charges and expenses of the Trustee for reasonable Extraordinary Services and Extraordinary Expenses, as and when the same become due, incurred under the Indenture and the Tax Agreement. The Company agrees that the Trustee, its officers, agents, servants and employees, shall not be liable for, and agrees that it will at all times indemnify and hold harmless the Trustee, its officers, agents, servants and employees against, and pay all expenses of the Trustee, its officers, agents, servants and employees, relating to any lawsuit, proceeding or claim and resulting from any action or omission taken or made by or on behalf of the Trustee, its officers, agents, servants and employees pursuant to this Agreement, the Indenture or the Tax Agreement, that may be occasioned by any cause (other than the negligence or willful misconduct of the Trustee, its officers, agents, servants and employees). In case any action shall be brought against the Trustee in respect of which indemnity may be sought against the Company, the Trustee shall promptly notify the Company in writing and the Company shall be entitled to assume control of the defense thereof, including the employment of Counsel and the payment of all expenses. The Trustee shall have the right to employ separate Counsel in any such action and participate in the defense thereof, but the fees and expenses of such Counsel shall be paid by the Trustee unless the employment of such Counsel has been authorized by the Company. The Company shall not be liable for any settlement of any such action without its consent, but if any such action is settled with the consent of the Company or if there be final judgment for the plaintiff in any such action, the Company agrees to indemnify and hold harmless the Trustee from and against any loss or liability by reason of such settlement or final judgment. The Company agrees that the indemnification provided herein shall survive the termination of this Agreement or the Indenture or the resignation of the Trustee.

     (d) The Company agrees to pay all costs incurred in connection with the issuance of the Bonds (which may be paid from the proceeds of the Bonds to the extent permitted by the Project Certificate) and the Issuer shall have no obligation with respect to such costs.

     (e) The Company agrees to indemnify and hold harmless the Issuer and any member, officer, official or employee of the Issuer against any and all losses, costs, charges, expenses, judgments and liabilities created by or arising out of this Agreement, the Indenture or the Tax Agreement or otherwise incurred in connection with the issuance of the Bonds. The Company agrees to pay the Issuer its Closing Fee in connection with the issuance of the Bonds in the amount of $10,000. The Issuer may submit to the Company periodic statements, not more frequently than monthly, for its Administrative Expenses and the Company shall make payment to the Issuer of the full amount of each such statement within 30 days after the Company receives such statement.

     (f) The Company agrees to pay to the Remarketing Agent the reasonable fees, charges and expenses of such Remarketing Agent, and the Issuer shall have no obligation or liability with respect to the payment of any such fees, charges or expenses.

     (g) In the event the Company shall fail to make any of the payments required by (a) or (b) of this Section 4.2, the payment so in default shall continue as an obligation of the Company until the amount in default shall have been fully paid and the Company will pay interest to the extent permitted by law, on any overdue amount at the rate of interest borne by the Bonds on the date on which such amount became due and payable until paid. In the event that the Company shall fail to make any of the payments required by (c), (d), (e) or (f) of this Section 4.2, the payment so in default shall continue as an obligation of the Company until the amount in default shall have been fully paid, and the Company agrees to pay the same with interest thereon to the extent permitted by law at a rate 1% above the rate of interest then charged by the Trustee on 90-day commercial loans to its prime commercial borrowers until paid.

     (h) To the extent that the Letter of Credit is in effect and moneys on deposit in the Bond Fund constitute Available Moneys or have been deposited in separate, segregated accounts in the Bond Fund for the purpose of becoming Available Moneys, such moneys shall not be available for transfer and shall not be transferred from the Bond Fund to the Rebate Fund to satisfy the requirements of the Tax Agreement (unless the Company fails to pay the amounts described below). In the event that moneys are not available for transfer from the Bond Fund to the Rebate Fund as required by the Tax Agreement, the Company agrees to pay any such amount required to be so transferred and not available for such purpose in the Bond Fund by paying such amount to the Trustee for deposit directly into the Rebate Fund. The obligation of the Company set forth in this Section 4.2(h) shall survive the termination of this Agreement.

     SECTION 4.3. NO DEFENSE OR SET-OFF. The obligation of the Company to make the payments pursuant to this Agreement shall be absolute and unconditional without defense or set-off by reason of any default by the Issuer under this Agreement or under any other agreement between the Company and the Issuer or for any other reason, it being the intention of the parties that the payments required hereunder will be paid in full when due without any delay or diminution whatsoever.

     SECTION 4.4. PAYMENTS PLEDGED AND ASSIGNED. It is understood and agreed that all payments required to be made by the Company pursuant to
Section 4.2 hereof (except payments made to the Trustee pursuant to Section 4.2(c) hereof, to the Remarketing Agent pursuant to Section 4.2(f) hereof, to the Issuer pursuant to Section 4.2(e) hereof and to any or all the Issuer and the Trustee and the Remarketing Agent pursuant to Section 4.2(g) hereof) and certain rights of the Issuer hereunder are pledged and assigned by the Indenture. The Company consents to such pledge and assignment. The Issuer hereby directs the Company and the Company hereby agrees to pay or cause to be paid to the Trustee all said amounts except payments to be made to the Remarketing Agent pursuant to Section 4.2(f) hereof and payments to be made to the Issuer pursuant to Sections 4.2(e) and (g) hereof. The Project will not constitute any part of the security for the Bonds.

     SECTION 4.5. LETTER OF CREDIT AND ALTERNATE CREDIT FACILITY. (a) The Company shall arrange for a Letter of Credit or an Alternate Credit Facility to be in effect at all times with such terms and conditions as required under Sections 6.19 and 6.20 of the Indenture. Such Letter of Credit or Alternate Credit Facility must be delivered to the Trustee by the Company not later than 10:30 a.m., New York time, on the fifth Business Day preceding the date the then existing Letter of Credit or Alternate Credit Facility is to expire by its terms.

     (b) At any time the Company may, at its option, provide for the delivery to the Trustee of an Alternate Credit Facility. The Alternate Credit Facility (a) may consist, at the option of the Company, of (i) first mortgage bonds of the Company, (ii) a letter of credit, or (iii) such other security or credit support as the Company may elect to furnish and which is acceptable to the Issuer, in each case in an amount and having terms sufficient to support the payment of the principal of and interest on all Bonds then outstanding and, at the election of the Company, any of its other obligations under this Agreement, (b) shall have administrative provisions satisfactory to the Trustee, and (c) shall be for a stated term and shall not be terminable prior to the end of such term except by action of the Trustee at the direction of the Company upon the fulfillment of any requirements of such Alternate Credit Facility and compliance with the conditions set forth in Section 4.5(c) hereof. The Company shall have an option, at any time, and from time to time, upon notice given as provided in
Section 4.5(c) hereof, to provide an Alternate Credit Facility in substitution for the Letter of Credit or another Alternate Credit Facility, but only in accordance with the provisions of this Section 4.5(b) and
Section 4.5(c) hereof.

     (c) As a condition to the exercise by the Company of its option set forth in Section 4.5(b) hereof to deliver an Alternate Credit Facility, the Company shall provide to the Issuer, the Trustee and the Remarketing Agent, at least 20 days prior to the fifth Business

Day  next  preceding  the effective date of such change, a notice specifying
(i) that the Letter of Credit or the Alternate Credit Facility then in effect will be changed, (ii) the effective date of such change (which must be at least five Business Days prior to the date the then existing Letter of Credit or Alternate Credit Facility is to expire by its terms), (iii) the form and substance of the Letter of Credit or the Alternate Credit Facility then in effect, and (iv) the form and substance of the Alternate Credit Facility to be in effect on the date specified in (ii) above. Such notice to the Trustee must be accompanied by the opinion of Bond Counsel required by Sections 6.19 and 6.20 of the Indenture and (i) a letter from Moody's, if the Bonds should then be rated by Moody's, and from S&P, if the Bonds should then be rated by S&P, to the effect that the substitution of the proposed Alternate Credit Facility for the Letter of Credit or the Alternate Credit Facility then in effect will not by itself result in a reduction, suspension or withdrawal of its ratings of the Bonds which then prevail (except that such rating evidence shall not be required if the Bonds are subject to mandatory tender for purchase pursuant to Section 4.02(a)(iii) of the Indenture), and (ii) the form of the substitute Alternate Credit Facility to be in place on the effective date of such change, together with any documentation and opinions referred to by Moody's or S&P in any such letter.

     (d) The Issuer and the Company agree that the Issuer will in the Indenture authorize and direct the Trustee to accept and agree to conditions and provisions of the Letter of Credit and any Alternate Credit Facility which may be provided in accordance with the provisions of this Section 4.5.

     SECTION 4.6. PAYMENT OF THE BONDS AND OTHER AMOUNTS. The Bonds and interest and premium, if any, thereon shall be payable solely from (i) payments made by the Company to the Trustee under Section 4.2(a) hereof,
(ii) amounts realized under the Letter of Credit or any Alternate Credit Facility and (iii) other moneys on deposit in the Bond Fund and available therefor.

     Payments of principal of, and premium, if any, or interest on, the Bonds with moneys in the Bond Fund or the Construction Fund constituting proceeds from the sale of the Bonds or earnings on investments made under the provisions of the Indenture shall be credited against the obligation to pay required by Section 4.2(a) hereof, and the obligation to pay required by
Section 4.2(a) hereof shall be deemed to be satisfied and discharged to the extent of the corresponding payment made to the Trustee under the Letter of Credit or any Alternate Credit Facility.

     Whenever any Bonds are redeemable in whole or in part at the option of the Company, the Trustee, on behalf of the Issuer, shall redeem the same upon the request of the Company and such redemption (unless conditional) shall be made from payments made by the Company to the Trustee under Section 4.2(a) hereof and amounts realized under the Letter of Credit or any Alternate Credit Facility equal to the redemption price of such Bonds.

     Whenever payment or provision therefor has been made in respect of the principal of, or premium, if any, or interest on, all or any portion of the Bonds in accordance with the

Indenture (whether at maturity or upon redemption or acceleration or upon provision for payment in accordance with Article VIII of the Indenture), payments shall be deemed paid to the extent such payment or provision therefor has been made and is considered to be a payment of principal of, or premium, if any, or interest on, such Bonds. If such Bonds are thereby deemed paid in full, the Trustee shall notify the Company and the Issuer that such payment requirement has been satisfied. Subject to the foregoing, or unless the Company is entitled to a credit under this Agreement or the Indenture, all payments shall be in the full amount required by Section 4.2(a) hereof.

                                 ARTICLE V

                     SPECIAL COVENANTS AND AGREEMENTS

     SECTION 5.1. COMPANY TO MAINTAIN ITS CORPORATE EXISTENCE; CONDITIONS UNDER WHICH EXCEPTIONS PERMITTED. The Company agrees that during the term of this Agreement, it will maintain its corporate existence and its good standing in the State, will not dissolve or otherwise dispose of all or substantially all of its assets and will not consolidate with or merge into another corporation unless (a) the acquirer of its assets or the corporation with which it shall consolidate or into which it shall merge shall (i) be a corporation organized under the laws of one of the states of the United States of America, (ii) be qualified to do business in the State, (iii) be a public utility, and (iv) assume in writing all of the obligations of the Company under this Agreement and the Tax Agreement.

     Any transfer of all or substantially all of the Company's assets to any of its wholly owned subsidiaries shall not be deemed to constitute a "disposition of all or substantially all of the Company's assets" within the meaning of the preceding paragraph. Any such transfer of the Company's assets shall not relieve the Company of any of its obligations under this Agreement.

     SECTION 5.2. ANNUAL STATEMENT. The Company agrees to have an annual audit made by its regular independent certified public accountants and to furnish the Trustee (within 30 days after receipt by the Company) with a balance sheet and statement of income and surplus showing the financial condition of the Company and its consolidated subsidiaries, if any, at the close of each fiscal year and the results of operations of the Company and its consolidated subsidiaries, if any, for each fiscal year, accompanied by a report of said accountants that such statements have been prepared in accordance with generally accepted accounting principles. The Company's obligations under this Section 5.2 may be satisfied by delivering a copy of the Company's Annual Report to the Trustee at the same time that it is mailed to stockholders.

     SECTION 5.3. MAINTENANCE AND REPAIR; INSURANCE; TAXES; Etc. The Company shall maintain or cause to be maintained the Project in good repair and keep it properly insured and shall promptly pay or cause to be paid all costs thereof. The Company shall promptly pay or cause to be paid all installments of taxes, installments of special assessments, and all governmental, utility and other charges with respect to the Project, when due. The Company may, at its own expense and in its own name in good faith contest or appeal any such taxes, assessments or other charges, or installments thereof, but shall not permit any such taxes, assessments or other charges, or installments thereof, to remain unpaid if such nonpayment shall subject the Project or any part thereof to loss or forfeiture.

     SECTION 5.4. RECORDATION AND OTHER INSTRUMENTS. The Company shall cause such security agreements, financing statements and all supplements thereto and other instruments as may be required from time to time to be kept, to be recorded and filed in such manner and in such places as may be required by law in order to fully preserve, protect and perfect the security of the Owners of the Bonds and the rights of the Trustee and, after payment in full of the Bonds as provided in the Indenture, the rights of the Bank Group provided in the Indenture, and to perfect the security interest created by the Indenture. The Company agrees to abide by the provisions of
Section 5.04 of the Indenture to the extent applicable to the Company.

     SECTION 5.5. NO WARRANTY BY THE ISSUER. The Issuer makes no warranty, either express or implied, as to the Project or that it will be suitable for the purposes of the Company or needs of the Company.

     SECTION 5.6. AGREEMENT AS TO OWNERSHIP AND USE OF THE PROJECT. The Issuer and the Company agree that title to the Project shall be in and remain in the Company, and that the Project shall be the sole property of the Company in which the Issuer shall have no interest.

     SECTION 5.7. COMPANY TO FURNISH NOTICE OF ADJUSTMENTS OF INTEREST RATE PERIODS. The Company is hereby granted the option to designate from time to time changes in Rate Periods (and to rescind such changes) in the manner and to the extent set forth in Section 2.03 of the Indenture. In the event the Company elects to exercise any such option, the Company agrees that it shall cause notices of adjustments of Rate Periods (or rescissions thereof) to be given to the Issuer, the Trustee and the Remarketing Agent in accordance with Section 2.03(a), (b), (c), (d) or (f) of the Indenture.

     SECTION 5.8. INFORMATION REPORTING, ETC.. The Issuer covenants and agrees that, upon the direction of the Company or Bond Counsel, it will mail or cause to be mailed to the Secretary of the Treasury (or his designee as prescribed by regulation, currently the Internal Revenue Service Center, Philadelphia, PA 19255) a statement setting forth the information required by Section 149(e) of the Code, which statement shall be in the form of the Information Return for Tax-Exempt Private Activity Bond Issues (Form 8038) of the Internal Revenue Service (or any successor form) and which shall be completed by the Company and Bond Counsel based in part upon information supplied by the Company and Bond Counsel.

     SECTION 5.9. LIMITED LIABILITY OF ISSUER. Any obligation or liability of the Issuer created by or arising out of this Agreement or otherwise incurred in connection with the issuance of the Bonds (including without limitation any liability created by or arising out of the representations, warranties or covenants set forth herein or otherwise) shall not impose a debt or pecuniary liability upon the Issuer or the State or any political subdivision thereof, or a charge upon the general credit or taxing powers of any of the foregoing, but shall be payable solely out of the Revenues or other amounts payable by the Company to the Issuer hereunder or otherwise (including without limitation any amounts derived from indemnifications given by the Company).

     Neither the issuance of the Bonds nor the delivery of this Agreement shall, directly or indirectly or contingently, obligate the Issuer or the State or any political subdivision thereof to levy any form of taxation therefor or to make any appropriation for their payment. Nothing in the Bonds or in the Indenture or this Agreement or the proceedings of the Issuer authorizing the Bonds or in the Act or in any other related document shall be construed to authorize the Issuer to create a debt of the Issuer or the State or any political subdivision thereof within the meaning of any constitutional or statutory provision of the State. The principal of, and premium, if any, and interest on, the Bonds shall be payable solely from the funds pledged for their payment in accordance with the Indenture and available therefor under this Agreement, the Letter of Credit and any Alternate Credit Facility. Neither the State nor any political subdivision thereof shall in any event be liable for the payment of the principal of, premium, if any, or interest on, the Bonds or for the performance of any pledge,  obligation  or agreement  of  any  kind  whatsoever  which  may  be undertaken by the Issuer. No breach of any such pledge, obligation or agreement may impose any pecuniary liability upon the Issuer or the State or any political subdivision thereof, or any charge upon the general credit or against the taxing power of the Issuer or the State or any political subdivision thereof.

     SECTION 5.10. INSPECTION OF PROJECT. The Company agrees that the Issuer and the Trustee and their duly authorized representatives shall have the right at all reasonable times to enter upon and examine and inspect the Project property and shall also be permitted, at all reasonable times, to examine the books and records of the Company insofar as they relate to the Project.

     SECTION 5.11. PURCHASES OF BONDS BY COMPANY OR ISSUER PROHIBITED; EXCEPTIONS. At any time while the Letter of Credit is in effect, the Company shall not and shall not allow any Insider of the Company to purchase any Bonds except (a) with Available Moneys or (b) as provided in Section 4.2(b) hereof. At any time while the Letter of Credit is in effect, the Issuer shall not and shall not allow any Insider of the Issuer to purchase any Bonds except with Available Moneys.

                                ARTICLE VI

                      EVENTS OF DEFAULT AND REMEDIES

     SECTION 6.1. EVENTS OF DEFAULT DEFINED. The following shall be "events of default" under this Agreement and the terms "event of default" or "default" shall mean, whenever they are used in this Agreement, any one or more of the following events:

          (a) Failure by the Company to pay when due any amounts required to be paid under Section 4.2(a) hereof, which failure results in an event of default under subparagraph (a) or (b) of Section 9.01 of the Indenture; or

          (b) Failure by the Company to pay or cause to be paid any payment required to be paid under Section 4.2(b) hereof, which failure results in an event of default under subparagraph (c) of Section 9.01 of the Indenture; or

          (c) Failure by the Company to observe and perform any covenant, condition or agreement on its part to be observed or performed in
     Section 4.5(a) of this Agreement, including without limitation failure by the Company to provide the Trustee with a Letter of Credit or Alternate Credit Facility on or before 10:30 a.m., New York time, on the fifth Business Day preceding the date the then existing Letter of Credit or Alternate Credit Facility is to expire; or

          (d) Failure by the Company to observe and perform any covenant, condition or agreement on its part to be observed or performed in this Agreement, other than as referred to in (a), (b) and (c) above, for a period of 90 days after written notice, or in the case of failure by the Company to observe and perform any covenant, condition or agreement on its part to be observed or performed in Section 4.2(h) hereof, for a period of 30 days after written notice, specifying such failure and requesting that it be remedied and stating that such notice is a "Notice of Default" hereunder, given to the Company by the Trustee or to the Company and the Trustee by the Issuer, unless the Issuer and the Trustee shall agree in writing to an extension of such time prior to its expiration; provided, however, if the failure stated in the notice cannot be corrected within the applicable period, the Issuer and the Trustee will not unreasonably withhold their consent to an extension of such time if corrective action is instituted within the applicable period and diligently pursued until the failure is corrected and such corrective action or diligent pursuit is evidenced to the Trustee by a certificate of an Authorized Company Representative; or

          (e) A proceeding or case shall be commenced, without the application or consent of the Company, in any court of competent jurisdiction seeking (i) liquidation, reorganization, dissolution, winding-up or composition or adjustment of debts, (ii) the appointment of a trustee, receiver, custodian, liquidator or the like of the Company or of all or any substantial part of its assets, or (iii) similar relief under any law relating to bankruptcy, insolvency, reorganization, winding up or composition or adjustment of debts, and such proceeding or cause shall continue undismissed, or an order, judgment, or decree approving or ordering any of the foregoing shall be entered and shall continue in effect for a period of 90 days; or an order for relief against the Company shall be entered against the Company in an involuntary case under the Bankruptcy Code (as now or hereafter in effect) or other applicable law; or

          (f) The Company shall admit in writing its inability to pay its debts generally as they become due or shall file a petition in voluntary bankruptcy or shall make any general assignment for the benefit of its creditors, or shall consent to the appointment of a receiver or trustee of all or substantially all of its property, or shall commence a voluntary case under the Bankruptcy Code (as now or hereafter in effect), or shall file in any court of competent jurisdiction a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization, winding-up or composition or adjustment of debts, or shall fail to controvert in a timely or appropriate manner, or acquiesce in writing to, any petition filed against it in an involuntary case under such Bankruptcy Code or other applicable law; or

          (g) Dissolution or liquidation of the Company; provided that the term "dissolution or liquidation of the Company" shall not be construed to include the cessation of the corporate existence of the Company resulting either from a merger or consolidation of the Company into or with another corporation or a dissolution or liquidation of the Company following a transfer of all or substantially all of its assets as an entirety, under the conditions permitting such actions contained in
     Section 5.1 hereof; or

          (h)  The occurrence of an "event of default" under the Indenture.

     The foregoing provisions of Section 6.1(d) are subject to the following limitations: If by reason of Force Majeure the Company is unable in whole or in part to carry out its agreements on its part herein contained, other than the obligations on the part of the Company contained in Article IV and Sections 5.3 and 6.4 hereof, the Company shall not be deemed in default during the continuance of such inability. The Company agrees, however, to remedy with all reasonable dispatch the cause or causes preventing the Company from carrying out its agreements; provided that the settlement of strikes, lockouts and other industrial disturbances shall be entirely within the discretion of the Company and the Company shall not be required to make settlement of strikes, lockouts and other industrial disturbances by acceding to the demands of the opposing party or parties when such course is in the sole judgment of the Company unfavorable to the Company.

     SECTION  6.2.   REMEDIES ON DEFAULT.   Whenever  any  event  of default
referred to in Section 6.1 hereof shall have happened and be continuing, the Trustee, as assignee of the Issuer:

          (a) shall, by notice in writing to the Company, declare the unpaid indebtedness under Section 4.2(a) hereof to be due and payable immediately, if concurrently with or prior to such notice the unpaid principal amount of the Bonds shall have been declared to be due and payable, and upon any such declaration the same (being an amount sufficient, together with other moneys available therefor in the Bond Fund, to pay the unpaid principal of, premium, if any, and interest accrued on, the Bonds) shall become and shall be immediately due and payable as liquidated damages; and

          (b) may take whatever action at law or in equity as may appear necessary or desirable to collect the payments and other amounts then due and thereafter to become due hereunder or to enforce performance and observance of any obligation, agreement or covenant of the Company under this Agreement.

     Any amounts collected pursuant to action taken under this Section 6.2 shall be paid into the Bond Fund (unless otherwise provided in this Agreement) and applied in accordance with the provisions of the Indenture. No action taken pursuant to this Section 6.2 shall relieve the Company from the Company's obligations pursuant to Section 4.2 hereof.

     No recourse shall be had for any claim based on this Agreement against any officer, director or stockholder, past, present or future, of the Company as such, either directly or through the Company, under any constitutional provision, statute or rule of law, or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise.

     Nothing herein contained shall be construed to prevent the Issuer from enforcing directly any of its rights under the second paragraph of Section
3.1 hereof and under Sections 4.2(e), 4.2(g), 5.3 and 6.4 hereof.

     SECTION 6.3. NO REMEDY EXCLUSIVE. No remedy herein conferred upon or reserved to the Issuer is intended to be exclusive of any other available remedy or remedies, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given under this Agreement or now or hereafter existing at law or in equity or by statute. No delay or omission to exercise any right or power accruing upon any default shall impair any such right or power or shall be construed to be a waiver thereof, but any such right and power may be exercised from time to time and as often as may be deemed expedient. In order to entitle the Issuer or the Trustee to exercise any remedy reserved to it in this Article, it shall not be necessary to give any notice, other than such notice as may be herein expressly required. Subject to the provisions of the Indenture and hereof, such rights and remedies as are given the Issuer hereunder shall also extend to the Trustee. The Owners of the Bonds, subject to the provisions of the Indenture, shall be entitled to the benefit of all covenants and agreements herein contained.

     SECTION 6.4. AGREEMENT TO PAY FEES AND EXPENSES OF COUNSEL. In the event the Company should default under any of the provisions of this Agreement and the Issuer or the Trustee should employ Counsel or incur other expenses for the collection of the indebtedness hereunder or the enforcement of performance or observance of any obligation or agreement on the part of the Company herein contained, the Company agrees that it will on demand therefor pay to the Trustee, the Issuer or, if so directed by the Issuer, to the Counsel for the Issuer, the reasonable fees of such Counsel and such other expenses so incurred by or on behalf of the Issuer or the Trustee.

     SECTION 6.5. NO ADDITIONAL WAIVER IMPLIED BY ONE WAIVER; CONSENTS TO WAIVERS. In the event any agreement contained in this Agreement should be breached by either party and thereafter waived by the other party, such waiver shall be limited to the particular breach so waived and shall not be deemed to waive any other breach hereunder. No waiver shall be effective unless in writing and signed by the party making the waiver. The Issuer shall have no power to waive any default hereunder by the Company without both the consent of the Trustee and the Bank to such waiver. The Trustee and the Bank shall have the power to waive any default by the Company hereunder, except a default under the second paragraph of Section 3.1 hereof, or under
Section 3.6, 4.2(e), 4.2(g), 5.3 or 6.4 hereof, in so far as it pertains to the Issuer, without the prior written concurrence of the Issuer. Notwithstanding the foregoing, if, after the acceleration of the maturity of the outstanding Bonds by the Trustee pursuant to Section 9.02 of the Indenture, (i) all arrears of principal of and interest on the outstanding Bonds and interest on overdue principal and (to the extent permitted by law) on overdue installments of interest at the rate of interest borne by the Bonds on the date on which such principal or interest became due and payable and the premium, if any, on all Bonds then Outstanding which have become due and payable otherwise than by acceleration, and all other sums payable under the Indenture, except the principal of and the interest on such Bonds which by such acceleration shall have become due and payable, shall have been paid, (ii) all other things shall have been performed in respect of which there was a default, (iii) there shall have been paid the reasonable fees and expenses of the Trustee and of the Owners of such Bonds, including reasonable attorneys' fees paid or incurred and (iv) such event of default under the Indenture shall be waived in accordance with Section 9.09 of the Indenture with the consequence that such acceleration under Section 9.02 of the Indenture is rescinded, then the Company's default hereunder shall be deemed to have been waived and its consequences rescinded and no further action or consent by the Trustee or the Issuer or the Bank shall be required; provided that there has been furnished an opinion of Bond Counsel to the effect that such waiver will not adversely affect the exemption from federal income taxes of interest on the Bonds.

                                 ARTICLE VII

                    OPTIONS AND OBLIGATIONS OF COMPANY;
                     PREPAYMENTS; REDEMPTION OF BONDS

     SECTION 7.1. OPTION TO PREPAY. The Company shall have, and is hereby granted, the option to prepay the payments due hereunder in whole or in part at any time or from time to time (a) to provide for the redemption of Bonds pursuant to the provisions of Section 3.01(A) of the Indenture or (b) to provide for the defeasance of the Bonds pursuant to Article VIII of the Indenture. In the event the Company elects to provide for the redemption of Bonds as permitted by this Section, the Company shall notify and instruct the Trustee in accordance with Section 7.3 hereof to redeem all or any portion of the Bonds in advance of maturity. If the Company so elects, any redemption of Bonds pursuant to Section 3.01(A) of the Indenture may be made conditional.

     SECTION 7.2. OBLIGATION TO PREPAY. The Company covenants and agrees that if all or any part of the Bonds are unconditionally called for redemption in accordance with the Indenture or become subject to mandatory redemption, it will prepay the indebtedness hereunder in whole or in part, prior to the date on which notice of such redemption is given to the owners of such Bonds, in an amount sufficient to redeem such Bonds on the date fixed for the redemption of the Bonds.

     SECTION 7.3. NOTICE OF PREPAYMENT. Upon the exercise of the option granted to the Company in Section 7.1 hereof, or upon the Company having knowledge of the occurrence of any event requiring mandatory redemption of the Bonds in accordance with Section 3.01(B) of the Indenture, the Company shall give written notice to the Issuer, the Bank, the Remarketing Agent and the Trustee. The notice shall provide for the date of the application of the prepayment made by the Company hereunder to the retirement of the Bonds in whole or in part pursuant to call for redemption and shall be given by the Company not less than 35 days prior to the date of the redemption which is to occur as a result of such prepayment (or such later date as is acceptable to the Trustee and the Issuer), and in the case of a redemption of Bonds pursuant to Section 3.01(B) of the Indenture shall be given on a date which will permit the redemption of the Bonds within the time required by Section 3.01(B) of the Indenture. On the date fixed for redemption of the Bonds or portions thereof, there shall be deposited with the Trustee from drawings upon the Letter of Credit or payments by the Company or from amounts realized under any Alternate Credit Facility as required by Section
7.1 or 7.2, as appropriate, for payment into the Bond Fund. Any other provision of this Agreement or the Indenture to the contrary notwithstanding, any prepayment of moneys hereunder shall be made in such manner and at such time that any redemption of Bonds or portions thereof will be made with Available Moneys.

                                 ARTICLE VIII

                                 MISCELLANEOUS

     SECTION 8.1. NOTICES. Except as otherwise provided herein, all notices, certificates or other communications hereunder shall be sufficiently given if in writing and shall be deemed given when mailed by first class mail, postage prepaid, or by qualified overnight courier service, courier charges prepaid, or by facsimile (receipt of which is orally confirmed) addressed as follows: If to the Issuer, at 500 South Grand Central Parkway, 6th Floor (89106), P.O. Box 551601, Las Vegas, Nevada 89155-1601, or to telecopy number (702) 455-3558, Attention: County Manager; if to the Company, at P.O. Box 230, 6226 West Sahara Avenue, Las Vegas, Nevada 89151, or to telecopy number (702) 367-5629, Attention: Treasurer; if to the Trustee, at 114 West 47th Street, New York, New York 10036-1532 or to telecopy number (212) 852-1625, Attention: Corporate Trust Administration; if to the Remarketing Agent, at 3 World Financial Center, Eighth Floor, 200 Vesey Street, New York, New York 10285, Attention: Short-Term Municipal Department, or to telecopy number (212) 528-0821; if to the Bank or the Bank Agent, at 75 Wall Street, New York, New York 10265,
Attention: Trade Services Group, or to telecopy number (212) 412-5111. In case by reason of the suspension of regular mail service, it shall be impracticable to give notice by first class mail of any event to the Issuer, to the Company, to the Remarketing Agent, to the Bank or to the Bank Agent when such notice is required to be given pursuant to any provisions of this Agreement, then any manner of giving such notice as shall be satisfactory to the Trustee shall be deemed to be sufficient giving of such notice. The Issuer, the Company, the Trustee, the Remarketing Agent, the Bank and the Bank Agent may, by notice pursuant to this Section 8.1, designate any different addresses to which subsequent notices, certificates or other communications shall be sent.

     SECTION 8.2. ASSIGNMENTS. This Agreement may not be assigned by either party without consent of the other and the Bank or the Bank Agent, except that the Issuer shall assign to the Trustee its rights under this Agreement (except under the second paragraph of Section 3.1 and under Sections 4.2(e), 4.2(g), 5.3, and 6.4 hereof) as provided by Section 4.4 hereof, and the Company may assign its rights under this Agreement to any transferee or any surviving or resulting corporation as provided by Section
5.1 hereof.

     SECTION 8.3. SEVERABILITY. If any provision of this Agreement shall be held or deemed to be or shall, in fact, be illegal, inoperative or unenforceable, the same shall not affect any other provision or provisions herein contained or render the same invalid, inoperative, or unenforceable to any extent whatever.

     SECTION  8.4.   EXECUTION  OF  COUNTERPARTS.   This  Agreement  may  be
simultaneously executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

     SECTION 8.5. AMOUNTS REMAINING IN BOND FUND. It is agreed by the parties hereto that after payment in full of (i) the Bonds (or provision for payment thereof having been made in accordance with the provisions of the Indenture), (ii) the fees, charges and expenses of the Trustee in accordance with the Indenture, (iii) the Administrative Expenses, (iv) the fees and expenses of the Remarketing Agent and the Issuer and (v) all other amounts required to be paid under this Agreement and the Indenture, any amounts remaining in the Bond Fund shall belong to and be paid to the Company by the Trustee; provided, however, that if there remain reimbursement or other obligations of the Company under the Reimbursement Agreement, such moneys remaining in the Bond Fund shall, subject to Section 13.10(b) of the Indenture, be paid by the Trustee to the Bank Agent upon written direction of the Bank Agent to such extent.

     SECTION 8.6. AMENDMENTS, CHANGES AND MODIFICATIONS. This Agreement may be amended, changed, modified, altered or terminated only by written instrument executed by the Issuer and the Company, and only if the written consent of the Trustee and the Bank thereto is obtained. Subject to the written consent of the Trustee and the Bank, the Issuer and the Company agree to enter into such amendments, changes and modifications to this Agreement (i) as may be required by the provisions of this Agreement or the Indenture, (ii) for the purpose of curing any ambiguity, formal defect or omission in this Agreement, (iii) so as to add additional rights acquired in accordance with the provisions of this Agreement, (iv) to preserve the exemption from federal income taxes of interest on the Bonds, or any of them, or (v) in connection with any other change herein which is not to the prejudice of the Trustee, the Bank or the Owners of the Bonds; provided, however, that the Issuer shall not thereby incur any monetary obligation or liability (except only to the extent that the same shall be payable solely and only out of funds provided or to be provided by the Company) or surrender or abdicate in whole or in part any of its essential governmental functions or powers or any of its discretion in exercising the same.

     SECTION  8.7.   GOVERNING  LAW.   This  Agreement  shall  be   governed
exclusively by and construed in accordance with the applicable laws of the State.

     SECTION 8.8. AUTHORIZED ISSUER AND COMPANY REPRESENTATIVES. Whenever under the provisions of this Agreement the approval of the Issuer or the Company is required to take some action at the request of the other, such approval of such request shall be given for the Issuer by the Authorized Issuer Representative and for the Company by the Authorized Company Representative, and the other party hereto and the Trustee shall be authorized to act on any such approval or request and neither party hereto shall have any complaint against the other or against the Trustee as a result of any such action taken.

     SECTION 8.9. TERM OF THE AGREEMENT. This Agreement shall be in full force and effect from its date to and including such date as all of the Bonds issued under the Indenture shall have been fully paid or retired (or provision for such payment shall have been made as provided in the Indenture), provided that all representations and certifications by the Company as to all matters affecting the tax-exempt status of the Bonds and the covenants of the Company in Sections 4.2(c), 4.2(d), 4.2(e), 4.2(f), 4.2(g) and 4.2(h) hereof shall survive the termination of this Agreement.

     SECTION 8.10. CANCELLATION AT EXPIRATION OF TERM. At the acceleration, termination or expiration of the term of this Agreement and following full payment of the Bonds or provision for payment thereof and of all other fees and charges having been made in accordance with the provisions of this Agreement and the Indenture, the Issuer shall deliver to the Company any documents and take or cause the Trustee to take such actions as may be necessary to effectuate the cancellation and evidence the termination of this Agreement.

     SECTION 8.11. REFERENCES TO BANK AND PROVIDER. At any time that the Letter of Credit (and if at such time there shall be no Pledged Bonds) or any Alternate Credit Facility is not in effect and the Bank Group shall have been paid all amounts owed them under the Reimbursement Agreement (as evidenced by a written certificate of the Bank Agent delivered to the Trustee to such effect), all references herein to the Bank or the Bank Agent or the Bank Group or the Provider, as the case may be, shall be deemed ineffective. Any provisions hereof requiring the consent of the Bank or the Bank Agent or the Bank Group or the Provider shall be deemed ineffective if the Bank or the Provider is at any such time in default in its obligations under the Letter of Credit or the Alternate Credit Facility, as the case may be, to fund a drawing thereunder made in strict compliance with the terms of such Letter of Credit or Alternate Credit Facility.

     IN WITNESS WHEREOF, the Issuer and the Company have caused this Agreement to be executed in their respective corporate names and their respective corporate seals to be hereunto affixed and attested by their duly authorized officers, all as of the date first above written.


                                  CLARK COUNTY, NEVADA



                                  By  YVONNE ATKINSON GATES
                                    -------------------------------------
                                                Chair
                                    Board of County Commissioners

(SEAL)

Attest:


  LORETTA BOWMAN
------------------------------------
     County Clerk

                                  NEVADA POWER COMPANY



                                  By
                                    -------------------------------------
                                    Vice President, Finance and Planning,
                                     Treasurer, Chief Financial Officer

(SEAL)

Attest:



------------------------------------
     Secretary

     IN WITNESS WHEREOF, the Issuer and the Company have caused this Agreement to be executed in their respective corporate names and their respective corporate seals to be hereunto affixed and attested by their duly authorized officers, all as of the date first above written.


                                  CLARK COUNTY, NEVADA



                                  By
                                    -------------------------------------
                                                Chair
                                    Board of County Commissioners

(SEAL)

Attest:



------------------------------------
     County Clerk

                                  NEVADA POWER COMPANY



                                  By  STEVEN W. RIGAZIO
                                    -------------------------------------
                                    Vice President, Finance and Planning,
                                     Treasurer, Chief Financial Officer

(SEAL)

Attest:


  RICHARD L. HINCKLEY
------------------------------------
     Secretary

                                                                    Series A
                                                                    --------


                                  EXHIBIT A


(Attached to Financing Agreement between Clark County, Nevada and Nevada Power Company, dated as of October 1, 1995).

     The  Project  consists  of  the  following  facilities,  all  as   more
particularly described in the Project Certificate and only to the extent provided in the Project Certificate:

     Additions and improvements to the Local Distribution System which consists of the low-voltage electric distribution facilities by which the Company furnishes electric energy to customers within its retail customer service area, together with additions and improvements to the Company's other plant, property and equipment for use in connection therewith for the same purpose, including but not limited to poles, conductors, transformers, circuit-breakers, meters, customer service connections, and related substations, switchyards, controls, communications equipment, and related land, land-rights, structures, improvements, equipment and other facilities necessary or useful for the operation, maintenance, control or protection of the following.